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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                            ------------------------------

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                            ------------------------------

                                       QAD INC.
                (Exact name of registrant as specified in its charter)

                           -------------------------------

      DELAWARE                                          77-0105288
(State of Incorporation)                            (IRS Employer I.D. No.)

                                    6450 VIA REAL
                            CARPINTERIA, CALIFORNIA 93013
            (Address of principal executive offices, including zip code)


               If this form relates to       If this form relates to the
               the registration of a         registration of a class of
               class of debt securities      debt securities and is to
               and is effective upon         become effective
               filing pursuant to            simultaneously with the
               General Instruction           effectiveness of a concurrent
               A(c)(1) please check the      registration statement under
               following box.  / /           the Securities Act of 1933,
                                             effective upon filing pursuant
                                             to General Instruction A(c)(2)
                                             please check the following
                                             box.  / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                        None.

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                     Common Stock
                                   (Title of class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         COMMON STOCK. The description of the common stock, par value $.001 (the "Common Stock"), of QAD Inc., a Delaware corporation (the "Registrant") is incorporated herein by reference to the information presented under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (the "Form S-1"), Registration No. 333-28441, filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). In the event the Registrant subsequently files a prospectus pursuant to Rule 424(b) under the Securities Act with the Commission, the description of the Common Stock of the Registrant shall be deemed to be incorporated by reference to the information presented under the caption "Description of Capital Stock" in such prospectus and not be deemed to be incorporated by reference to the Form S-1.

         Such summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Registrant's Certificate of Incorporation, as amended and the certificates representing the Registrant's Common Stock, which are exhibits to the Form S-1 and are incorporated herein by reference.

ITEM 2.  EXHIBITS.


Exhibit
 Number        Description
-------        -----------

  2.1 Certificate of Incorporation of the Registrant (filed as Exhibit 3.5 to the Form S-1).(1)

  2.2 Certificate of Amendment of the Registrant (filed as Exhibit 3.7 to the Form S-1).(2)

  2.3 Certificate of Merger of the Registrant (filed as Exhibit 3.8 to the Form S-1).(3)

  2.4    Bylaws of the Registrant (filed as Exhibit 3.9 to the Form S-1).(4)

  2.5 Specimen Certificate of Common Stock (filed as Exhibit 4.1 to the Form S-1).(5)



---------------------------

    (1) Incorporated by reference to Exhibit 3.5 to the Form S-1 (File No. 333-28441).

    (2) Incorporated by reference to Exhibit 3.7 to the Form S-1 (File No. 333-28441).

    (3) Incorporated by reference to Exhibit 3.8 to the Form S-1 (File No. 333-28441).

    (4) Incorporated by reference to Exhibit 3.9 to the Form S-1 (File No. 333-28441).

    (5) Incorporated by reference to Exhibit 4.1 to the Form S-1 (File No. 333-28441).

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                                      SIGNATURE
                                      ---------

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                             QAD INC., a Delaware corporation
                                     (Registrant)



Date: July 10, 1997                 By:/s/  KARL F. LOPKER
                                          ------------------------
                                          Karl F. Lopker
                                          President

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                           EXHIBIT INDEX


  Exhibit                                        Sequentially
  Number      Description                       Numbered Page
----------   ---------------------------       ---------------

    2.1       Certificate of Incorporation of
              the Registrant (filed as
              Exhibit 3.5 to the Form S-1,
              Commission File No. 333-28441)          +

    2.2       Certificate of Amendment of
              the Registrant (filed as
              Exhibit 3.7 to the Form S-1,
              Commission File No. 333-28441)          +

    2.3       Certificate of Merger of the
              Registrant (filed as Exhibit 3.8
              to the Form S-1, Commission File
              No. 333-28441)

    2.4       Bylaws of the Registrant (filed
              as Exhibit 3.9 to the Form S-1,
              Commission File No. 333-28441)          +

    2.5       Specimen Certificate of Common
              Stock (filed as Exhibit 4.1 to
              the Form S-1, Commission File
              No. 333-28441)                          +

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  +  Incorporated by reference pursuant to Rule 12b-32.